UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on March 12, 2023, Qualtrics International Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Quartz Holdco, LLC, a Delaware limited liability company (“Parent”), and Quartz MergerCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On May 25, 2023, the Company obtained the final clearance or approval under applicable foreign antitrust laws required for the consummation of the Merger.

The consummation of the Merger remains subject to the satisfaction (or written waiver by each of the Company, Parent and Merger Sub if permissible by law) of certain other closing conditions, including those related to clearances or approvals under applicable specified foreign investment laws. The parties now expect that the Merger will be consummated in June 2023, subject to the aforementioned satisfaction or waiver of remaining closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the Merger in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the Merger; (c) potential delays in consummating the Merger; (d) the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger; (e) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (f) the Company’s ability to implement its business strategy; (g) significant transaction costs associated with the Merger; (h) potential litigation relating to the Merger; (i) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (j) the ability of the Company to retain and hire key personnel; (k) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (l) legislative, regulatory and economic developments affecting the Company’s business; (m) general economic and market developments and conditions; (n) the evolving legal, regulatory and tax regimes under which the Company operates; (o) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (p) restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (q) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

Additional risks and uncertainties that could cause actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2023, Quarterly Report on Form 10-Q, filed with the SEC on May 2, 2023, and any subsequent public filings. Forward-looking statements speak only as of the date the statements are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of the pending Merger involving the Company and Parent. The Company has filed and mailed to the Company’s stockholders a definitive information statement (the “Information Statement”) containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and describing the pending Merger. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or through the “Investors” section of Qualtrics’ website at https://www.qualtrics.com/investors/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTRICS INTERNATIONAL INC.

Dated: May 26, 2023	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel